Supplement to Statement of Additional Information (SAI) dated July 1, 2022

The following section, under “Operating Policies” of the SAI, is replaced in its entirety:

(13) (a) Loan Participation and Assignments (Dynamic Global Bond, Emerging Markets Bond, Emerging Markets Local Currency Bond, Global High Income Bond, Institutional Emerging Markets Bond, and U.S. High Yield Funds; Emerging Markets Corporate Multi-Sector Account Portfolio) Invest in bank loans (including loan participations and assignments) if, as a result, more than 20% of the fund’s total assets would be invested in such instruments.

(b) Loan Participations and Assignments (Balanced, Emerging Market Corporate Bond, Global Allocation, International Bond, and International Bond (USD Hedged) Funds, and Spectrum II Funds) Invest in bank loans (including loan participations and assignments) if, as a result, more than 10% of the fund’s total assets would be invested in such instruments.

The date of this supplement is July 8, 2022.

G37-041 7/8/22